Exhibit 25.1


                                   Form T-1

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549


                           STATEMENT OF ELIGIBILITY
                  UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE

                     CHECK IF AN APPLICATION TO DETERMINE
                     ELIGIBILITY OF A TRUSTEE PURSUANT TO
                              SECTION 305(b) (2)



                             THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)


New York                                                   13-5160382
(State of incorporation                                    (I. R. S. employer
if not a U. S. national bank)                              identification no.)

One Wall Street, New York, NY                              10286
(Address of principal executive offices)                   (Zip code)






                            REGIONS ACCEPTANCE LLC
              (Exact name of obligor as specified in its charter)


Delaware                                                   55-0800861
(State or other jurisdiction of                            (I. R. S. employer
incorporation or organization)                             identification no.)


                       C/O Regions Financial Corporation
                             417 20th Street North
                              Birmingham, Alabama
                                     35203

                           Securing Transition Bonds
                      (Title of the indenture securities)

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1.       General information.  Furnish the following information as to the
         Trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.


         Name                                          Address

         Superintendent of Banks of the State          2 Rector Street,  N.Y.,
         New York, NY                                  NY 10006, and Albany,
                                                       12203

         Federal Reserve Bank of New York              33 Liberty Plaza, N. Y.,
                                                       NY 10045

         Federal Deposit Insurance Corporation         Washington, DC 20429

         New York Clearing House Association           New York, NY 10005

         (b) Whether it is authorized to exercise corporate trust powers.

         Yes.

2.       Affiliations with Obligor.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

         None.

16.      List of Exhibits.

         Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and
         17 C. F. R. 229.10 (d).

         1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)


         4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)



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                                   SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, The Bank of New York, a New York banking corporation, organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the city of New York and State of New York, on the 6th day of November, 2002.



                                       The Bank of New York, as Trustee

                                         By: /s/ John Bobko